UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date or Report (Date of earliest event reported): September 13, 2012

Focus Gold Corporation

(Exact name of registrant as specified in its Charter)

Commission File No.: 000-52720

Nevada	26-4205169
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4695 MacArthur Court, STE 1430

Newport Beach, CA 92660

(Current Address of Principal Executive Offices)

Phone number: (647) 348-4300

(Issuer Telephone Number)

388 Spadina Rd.

Toronto, Ontario Province

Canada M5P 2V9

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-21(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 --     Corporate Governance and Management

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2012, Focus Gold Corporation, a Nevada corporation (the “Company”) appointed Gordon F. Lee to serve as President and Treasurer of the Company. Mr. Lee will act as the Interim Chief Executive Officer and Interim Principal Accounting Officer. The Company will pay Mr. Lee $10,000 per month until such time as a written employment agreement is completed.

Gordon F. Lee, age 61, has 30 years of direct experience in the securities and investment industries, as a private investment banker, securities adviser, corporate strategist, entrepreneur and significant investor, Lee has made his footprint over the landscape. The first eight years of his career were spent in the public sector of capital formation for oil and gas companies, focused on corporate securities matters, including advising small business clients, assisting companies with raising money, going public, closing various opportunities in structuring transactions such as mergers, acquisitions and joint ventures. After several years in the Canadian markets in the capacity of Chief Advisor, Corporate Finance, he became an investment banker and moved to the US. He is currently focused on public venture capital and investing in high growth companies in various industry sectors.

Mr. Lee holds the following academic credentials: BA, 1975, University of Ontario (Guelph); LLB, 1977, University of Toronto. Mr. Lee is a Director and the Chief Executive Officer of Gold Crest Mines, Inc.

During the past ten years, Mr. Lee has not been involved in any legal proceedings that are material to an evaluation of his ability or integrity under Item 401(f) of Regulation S-K.

Item 8.01        Other Events.

The Company’s board approved a plan to implement a 20:1 reverse split of the Company’s common stock. As permitted under Nevada law (NRS 78.207), the Board resolves to change the number of shares of the Company’s authorized common stock by decreasing the number of authorized shares of common stock and correspondingly decreasing the number of issued and outstanding shares of the common stock held by each stockholder of record at the effective date and time of the change, by a resolution adopted by the board of directors, without obtaining the approval of the stockholders. The effective date of the change (20:1 reverse split) shall be as soon as practical following October 4, 2012 and after proper notice and coordination with FINRA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Focus Gold Corporation

Dated: September 17, 2012	By:	/s/ Gordon F. Lee
Gordon F. Lee
President